Exhibit 10.4

SERIES 2008-A NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO THE ISSUER, (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) THAT PURCHASES FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (3) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH PERSON ACQUIRING OR HOLDING THIS NOTE SHALL BE DEEMED TO (1) REPRESENT AND WARRANT FOR THE BENEFIT OF THE ISSUER, THE SELLERS, THE SERVICER AND THE TRUSTEE THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA, A “PLAN” DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA FOR WHICH NO ELECTION HAS BEEN MADE UNDER SECTION 410(D) OF THE CODE) SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THE NOTE WILL NOT, THROUGHOUT THE TERM OF HOLDING, CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN OR A NON-ELECTING CHURCH PLAN (AS DESCRIBED ABOVE), ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW) BY REASON OF THE APPLICATION OF ONE OR MORE STATUTORY OR ADMINISTRATIVE EXEMPTIONS FROM SUCH PROHIBITED TRANSACTION RULES OR OTHERWISE, AND (2) AGREE THAT IT SHALL NOT SELL OR OTHERWISE TRANSFER THIS NOTE OR ANY INTEREST THEREIN TO ANY OTHER PERSON WITHOUT ACQUIRING THE SAME REPRESENTATION AND WARRANTY FROM SUCH OTHER PERSON AND THE SAME OBLIGATION WITH RESPECT TO SALES OR OTHER TRANSFERS.

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

REGISTERED

No. 4 $250,000,000

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS NOTE MAY BE INCREASED AND DECREASED AS SPECIFIED IN THE SERIES 2008-A SUPPLEMENT AND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

COFINA FUNDING, LLC
SERIES 2008-A COFINA VARIABLE FUNDING ASSET-BACKED NOTES

COFINA FUNDING, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as the Funding Agent for the Purchasers party to the Note Purchase Agreement, or registered assigns, the principal sum of TWO HUNDRED FIFTY MILLION DOLLARS (U.S.$250,000,000), or if less is due in whole or in part, the unpaid principal amount of all outstanding amounts borrowed by the Issuer when due as shown on the reverse hereof or an attachment hereto and recorded in the Note Register by the Transfer Agent and Registrar, payable on each Settlement Date in the amounts and at the times specified in the Series 2008-A Supplement, dated as of November 21, 2008 (as amended through the date hereof and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2008-A Supplement”), between the Issuer and the Trustee to the Base Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Legal Final Settlement Date (as defined in the Series 2008-A Supplement). The Issuer will pay interest on this Note on each Settlement Date at the Note Rate (as defined in the Series 2008-A Supplement) until the principal of this Note is paid or made available for payment, on the average daily outstanding principal balance of this Note during the related Settlement Period (as defined in the Series 2008-A Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Issuer hereby irrevocably authorizes the Funding Agent to enter on the reverse hereof or on an attachment hereto the date and amount of each borrowing and principal payment under and in accordance with the Indenture. Issuer agrees that this Note, upon each such entry being duly made, shall evidence the indebtedness of Issuer with the same force and effect as if set forth in a separate Note executed by Issuer; provided that such entry is recorded by the Transfer Agent and Registrar in the Note Register.

Reference is made to the further provisions of this Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Signatures follow.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

COFINA FUNDING, LLC

By: /s/ James M. Grafing
Authorized Officer

[Certificate of Authentication follows.]CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Series 2008-A Supplement.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

By: /s/ Michelle Moeller
Authorized Officer

Dated: November 12, 2010

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Series 2008-A Cofina Variable Funding Asset-Backed Notes (herein called the “Notes”), all issued under the Series 2008-A Supplement to the Base Indenture dated as of November 21, 2008 (such Base Indenture, as amended through the date hereof, as supplemented by the Series 2008-A Supplement and supplements relating to other series of notes and as the same may be further amended, restated, supplemented or otherwise modified from time to time, is herein called the “Indenture”), between the Issuer and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Note is one of a Series of Notes which are and will be equally and ratably secured by the collateral pledged as security therefor as and to the extent provided in the Indenture.

Principal of the Notes will be payable on each Settlement Date as set forth in the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Note due and payable on each Settlement Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Holder of this Note on the Note Register as of the close of business on each Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Settlement Date or date of prepayment shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder hereof or its attorney, duly authorized in writing, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as indebtedness for all Federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the amendments thereof and modifications of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture and waivers of compliance by the Issuer with provisions of the Indenture as provided in the Indenture. Any such amendment, modification or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Note, against any Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York (without reference to its conflict of law provisions other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: Signature Guaranteed:

The following are borrowings and payments made under this Note of the Issuer:

Loan	Amount	Date	Amount Paid
Date	Borrowed	Prin. Paid	Principal Interest

1NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.